THE DLB FUND GROUP

                  Supplement to Prospectus dated June 11, 2001

                      DLB SMALL COMPANY OPPORTUNITIES FUND

On May 16, 2001, the Board of Trustees which oversees the DLB Small Company Opportunities Fund (the "Small Company Opportunities Fund") approved changes to the Small Company Opportunities Fund's principal investment strategies. The changes to the Small Company Opportunities Fund's principal investment strategies are expected to be effective on or about August 15, 2001. Following the effectiveness of these changes, it is expected that the Fund's principal investment strategies will be those described on page 26 of the Prospectus.

Until such time as the changes to the investment strategies are effective, the first paragraph of the "Principal Investment Strategies" section of the of the "About the Funds" section of the Prospectus for the Small Company Opportunities Fund (on page 26 of the Prospectus) is replaced in its entirety by the following:


     "Under normal circumstances, the Fund will invest substantially all (but no less than 65%) of its total assets in common stocks of smaller companies. The Fund will invest primarily in equity securities of micro capitalization companies. Micro capitalization companies are those with capitalizations at the time of purchase of no more than 50% of the weighted average market capitalization of the Russell 2000 Index, measured as of the last time the Index was rebalanced, which is generally June 30 of each year. (This 50% figure was approximately $465 million as of June 30, 2000). The Fund may also invest to a lesser extent in companies with market capitalizations in excess of 50% of the weighted average market capitalization of the Russell 2000 Index. The Manager will select investments for the Fund based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term."











                  The date of this Supplement is June 11, 2001